UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  March  31,  2003

                        Amanasu Technologies Corporation
             (Exact name of registrant as specified in its chapter)

                  Nevada                    0-32905         98-0351508
         (State or other jurisdiction     (Commission     (IRS Employer
           of incorporation)              File Number)     Identification No.)

               701 Fifth Avenue, 36th Floor, Seattle, WA     98109
              ---------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)



Registrant's  telephone  number,  including  area  code:  206-262-8188

           __________________________________________________________
          (Former name or former address, if changed since last report)


Item  6:  Resignation  of  Registrant's  Director

On May 15, 2003, Charlie Lan notified the registrant of his resignation as Chairman, President, Chief Financial Officer, Director, Secretary and Treasurer effective immediately due to personal reasons.

Masafumi Hata will assume the vacant positions of Chairman, President, Chief Financial Officer, Director, Secretary and Treasurer effective May 15, 2003.

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Item  7:  Financial  Statements  and  Exhibits

(a)     Financial  statements  of  business  acquired

        None

(b)     Pro  forma  financial  information

        None

(c)     Exhibits

        17.1     Resignation  letter  from  Charlie  Lan
        17.2 Minutes appointing Masafumi Hata as Chairman, President, Chief Financial Officer, Director, Secretary and Treasurer

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Amanasu  Technologies  Corporation

                              By:  /s/Masafumi  Hata
                              Masafumi Hata, Chairman, President, Chief Financial Officer, Director, Secretary and Treasurer

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